SUPPLEMENT TO THE PROSPECTUS OF
                         EVERGREEN LONG TERM BOND FUNDS


         The section of the Evergreen Diversified Bond Fund's prospectus entitled "Organization and Service Providers" under the caption "Portfolio Managers" is supplemented to reflect the following change:

         Gary Pzegeo has been the portfolio manager for the Evergreen Diversified Bond Fund since January 1999. Mr. Pzegeo is an Evergreen Investment Management Company ("EIMC") Vice President and portfolio manager in the Fixed Income group. Mr. Pzegeo has been an investment professional at EIMC since 1990. He became a Senior Cash Manager in 1993, a Senior Research Associate in 1994, and an Analyst in 1996.


May 3, 1999









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